Exhibit 99.1

THIS FIRST SUPPLEMENT TO LEASE ENTERED INTO THIS 20th DAY OF JUNE, 2000

BY AND BETWEEN:

NORTHTECH ET INC.

(hereinafter referred to as the “Landlord”)

AND:

ENTRUST TECHNOLOGIES LIMITED

(hereinafter referred to as the “Tenant”)

AND:

ENTRUST TECHNOLOGIES INCORPORATED

(hereinafter referred to as the “Guarantor”)

BACKGROUND

1.	3559807 CANADA INC., the Tenant and the Guarantor entered into a lease (“the Lease”) dated as of the 20th day of December, 1999 with respect to certain lands and premises located within the City of Kanata, Regional Municipality of Ottawa-Carleton, within the business park commonly known as “NorthTech Campus.”

2.	3559807 CANADA INC. is now NORTHTECH ET INC.

3.	The parties have agreed that certain of the provisions of the Lease are to be amended, and this agreement is being entered into in order to evidence same.

AMENDMENTS TO THE LEASE

4.	For value received, the parties hereto agree that the Lease from and after the date hereof is to be deemed to be amended by replacing Schedule “A” attached thereto with Schedule “A” attached hereto.

RECONFIRMATION OF THE LEASE

5.	Except as expressly modified herein, all terms and conditions of the Lease, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have signed this First Supplement to Lease as of the date first hereinabove mentioned.

NORTHTECH ET INC.

Per:	/s/ Doug Pascal
Name:	Doug Pascal

I have authority to bind the Corporation

ENTRUST TECHNOLOGIES LIMITED

Per:	/s/ David L. Thompson
Name:	David L. Thompson

Per:	/s/ David J. Wagner
Name:	David J. Wagner

I/We have authority to bind the Corporation

ENTRUST TECHNOLOGIES INCORPORATED

Per:	/s/ David L. Thompson
Name:	David L. Thompson

Per:	/s/ David J. Wagner
Name:	David J. Wagner

I/We have authority to bind the Corporation

3559807 CANADA INC.

SCHEDULE “A”

LEGAL DESCRIPTION

Block 1, Plan 4M-1075, City of Kanata, Regional Municipality of Ottawa-Carleton. The said lands are to be referred to herein as “the Main Lands”.

Together with a right-of-way and easement for a period of twenty-one years, less a day over those lands described as parts of Block 2, Plan 4M-1075 designated as parts 10 and 13 on Plan 4R-15561 (the said lands to be referred to herein as “the Parking Area” and the said plan to be referred to herein as “the Reference Plan”) for the purposes of vehicular parking, vehicular access to and from the applicable parking stalls and pedestrian access to and from such stalls.

Together with a right-of-way and easement for a period of twenty-one years, less a day over those lands designated as part of Block 2, Plan 4M-1075, designated as part 16 on the Reference Plan for the purposes of pedestrian and vehicular access to and from the Parking Area as well as, on a time-limited basis, the Benefited Lands (as hereinafter defined).

Together with a right-of-way and easement over those lands described as parts of Block 2, Plan 4M-1075 designated as parts 8 and 15 on the Reference Plan for the purposes of pedestrian access to and from the parking areas from time to time constructed upon that portion of the Main Lands designated as part 4 on the Reference Plan.

Together with a time-limited right-of-way and easement over the Benefited Lands for the purposes of vehicular parking, vehicular access to and from the applicable parking stalls and pedestrian access to and from such stalls.

Subject to a right-of-way and easement over that portion of the Main Lands designated as part 21 on the Reference Plan in favour of the Kanata Hydro-Electric Commission.

Subject to a time-limited right-of-way and easement over that portion of the Main Lands designated as part 19 on the Reference Plan in favour of the owners and tenants from time to time of the lands described as part of Lots 8 and 9, Concession 3, Township of March, now in the City of Kanata, Regional Municipality of Ottawa-Carleton, designated as parts 1, 2, 3, and 18 inclusive on the Reference Plan (“the Benefited Lands”) for the purposes of pedestrian and vehicular access to and from the Benefited Lands.

Subject to a right-of-way and easement for a period of twenty-one years, less a day over that portion of the Main Lands designated as parts 5 and 6 on the Reference Plan in favour of the owners and tenants from time to time of Benefited Lands as well as other lands for the purposes of drainage and storm water management, including the right to enter upon such portions of the Main Lands as may be reasonably required with vehicles, machinery and persons for the maintenance of the said right-of-way and easement. The said right-of-way and easement is to be in perpetuity once Planning Act consent has been given thereto.

Together with a right-of-way and easement for a period of twenty-one years, less a day over those lands designated as part of Block 2, Plan 4M-1075, designated as parts 8, 9, 10 and 11 on the Reference Plan for the purposes of drainage and storm water management, including the right to enter upon such portions of the lands described as part of Block 2, Plan 4M-1075 designated as parts 8 to 17 inclusive on the Reference Plan as may be reasonably required with vehicles, machinery and persons for the maintenance of the said right-of-way and easement. The said right-of-way and easement is to be in perpetuity once Planning Act consent has been given thereto.